EXHIBIT 99.1

               ILINC ANNOUNCES SECOND QUARTER FISCAL 2009 RESULTS

SECOND QUARTER AND FISCAL YTD HIGHLIGHTS

      o Revenues of $1.6 million - with $1.2 million from recurring revenue sources
      o Increased Software-as-a-Service ("SaaS") revenue by 20% over same three-month period last year and by 12% over the sequential June quarter
      o     Added 150 new SaaS contracts with an average contract term of 22 months(1)
      o Recorded quarterly sales bookings of $1.2 million and increased contract backlog to $2.6 million(1)
      o Gained traction in state government initiatives adding the states of Vermont, Alaska and Iowa
      o Nominated by the Arizona Technology Council for "Green Innovator of Year" award

PHOENIX, Arizona (October 30, 2008) - iLinc (AMEX:ILC), a leader in web conferencing, desktop video conferencing software and collaboration solutions, today announced results for the second fiscal quarter ended September 30, 2008.

SIGNIFICANT CHANGE TO FINANCIAL STATEMENT PRESENTATION: WITH THE SALE OF THE COMPANY'S AUDIO CONFERENCING ASSETS IN JUNE, THE COMPANY HAS RECLASSIFIED THE RESULTS OF ITS AUDIO CONFERENCING BUSINESS OPERATIONS INTO DISCONTINUED OPERATIONS. WITH THAT RECLASSIFICATION, AUDIO CONFERENCING REVENUE AND ASSOCIATED AUDIO CONFERENCING EXPENSES WERE NETTED INTO INCOME FROM DISCONTINUED OPERATIONS FOR THE FIRST SIX MONTHS OF FISCAL 2009, AND ON A PROFORMA BASIS, FOR THE SAME SIX MONTHS LAST FISCAL YEAR, RESPECTIVELY. LIKEWISE, THE GAIN ON THE SALE OF AUDIO CONFERENCING ASSETS IS INCLUDED IN DISCONTINUED OPERATIONS. THEREFORE, ALL COMPARISONS TO PRIOR PERIODS TAKE INTO ACCOUNT THE RECLASSIFICATION OF AUDIO CONFERENCING OPERATIONS AND THE GAIN ON SALE INTO DISCONTINUED OPERATIONS.

Total revenues from continuing operations for the three months ended September 30, 2008 were $1.6 million, a decrease of 39% or $1.0 million when compared to total revenue of $2.6 million for the same three-month period last fiscal year. Total revenues from continuing operations for the six months ended September 30, 2008 were $3.5 million, a decrease of 31% or $1.6 million when compared to revenue of $5.1 million for the same six-month period last fiscal year.

The Company reported a net loss of $1.3 million or ($0.04) per basic and diluted share during the second quarter ended September 30, 2008, as compared with a net loss of $239,000, or ($0.01) per basic and diluted share, for the same three-month period last fiscal year. The Company recorded a net loss of $117,000 for the six months ended September 30, 2008 as compared to a net loss of $161,000 for the same six-month period last fiscal year.

The Company reported adjusted EBITDA(1) of ($615,000) from continuing and discontinued operations for the second quarter, as compared to ($28,000) of adjusted EBITDA(1) for the same three-month period last fiscal year. The Company also reported adjusted EBITDA(1) of ($867,000) during the six months ended September 30, 2008, as compared to adjusted EBITDA(1) of $44,000 for the same six-month period last fiscal year.

James M. Powers, Jr., President and Chief Executive Officer of iLinc, said, "iLinc shifted its sales focus in January to a software-as-a-service ("SaaS") model. This shift will provide a more meaningful and valuable foundation for recurring revenue upon which long-term success can be built, but it has reduced our short-term revenue as anticipated. We are excited about the success we are having with rapid customer growth, sales bookings, subscription contract backlog and recurring revenue from our new SaaS model and recognize that traditional revenue and income comparisons between current and prior periods under the previous sales model may not be meaningful," continued Dr. Powers.

"We have seen continued growth in nearly all sales metrics from both new and existing customers, in spite of current economic conditions that are causing a global reduction in corporate spending," added Dr. Powers. "We believe that our continued sales success is directly related to the value that our product brings to enterprise and small-medium business customers alike. With shrinking travel budgets, increasing hassles associated with travel and initiatives within many organizations to be much more efficient with resources, we see increasing demand for our web and video conferencing products. iLinc is well-positioned as an independent provider focused intensely on web and video conferencing, and we intend to grow our market share by taking advantage of these favorable market drivers. We will provide additional sales metrics and details during the earnings conference call later today so that you may judge for yourself the results of our new SaaS sales efforts," concluded Dr. Powers.

James L. Dunn, Jr., Chief Financial Officer of iLinc, said, "The sale in June of our audio conferencing assets provided needed cash that is being used to support our shift from a purchase to a subscription sales strategy. With worsening economic trends and difficult capital markets, we know how important retention of that capital is when balanced against the investment in sales and marketing activities. We have reshaped our organization with reductions in headcount and expense where appropriate, while adding resources to foster sales of our award-winning product line. We plan to maintain a cash balance that provides sales growth while preserving investor and customer confidence," concluded Mr. Dunn.

A webcast of iLinc Communications' fiscal 2009 second quarter conference call will be hosted live at 11:00 a.m. Eastern time on October 30, 2008. Interested parties may participate in the iLinc online meeting and/or listen to the audio portion via the telephone. To join the live online session and see the presentation, please go to http://ir.ilinc.com/public/join and follow the login instructions. To hear the audio portion of the meeting, call 1-866-813-5647 and provide the operator with the confirmation number of 22991306 when requested. A replay of the event will be available after the call and accessible online through the Company's web site at www.iLinc.com.

CONTACT:   JAMES L. DUNN, JR.
           SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
           (602) 952-1200


(1) EXPLANATION OF CERTAIN NON-GAAP FINANCIAL MEASURES
With our shift from a software purchase license model to a Software-as-a-Service
(SaaS) subscription model, we believe it important to report financial metrics that are not defined by Generally Accepted Accounting Principles. These Non-GAAP financial measures include sales bookings, subscription contract backlog and adjusted EBITDA. We believe that sales bookings and subscription backlog provide investors and other interested parties better insight into sales operations and future performance. We believe that adjusted EBITDA is a useful performance metric for our investors and is a measure of operating performance that is commonly reported and widely used by financial and industry analysts, investors and other interested parties because it eliminates significant non-cash and/or one-time charges to earnings. It is important to note that non-GAAP measures should be considered in addition to, not as a substitute for or superior to, net income (loss), cash flows, or other measures of financial performance prepared in accordance with GAAP. A reconciliation of net income to adjusted EBITDA is as follows for the three and six months ended September 30, 2008 and 2007.

                                          THREE MONTHS ENDED        SIX MONTHS ENDED
                                            SEPTEMBER 30,             SEPTEMBER 30,
                                        -------      -------      -------      -------
                                         2008         2007         2008          2007
                                            (in thousands)           (in thousands)
                                             (unaudited)              (unaudited)
                                        -------      -------      -------      -------
Loss from continuing operations....     $(1,141)     $  (546)     $(1,911)     $  (991)
Non-cash charges and credits:
Interest expense...................         338          337          675          681
Financing and late fees............           5            2           14           15
Warrant expense....................           7           --            7           21
(Gain) loss on sale of assets......          --           (3)           1           (3)
Income tax.........................          22           22           43           43
Interest income....................         (20)          (6)         (32)         (13)
Stock compensation expense.........          61           57          104           89
Depreciation.......................          61           57          127          105
Amortization.......................          52           52          105           97
                                        -------      -------      -------      -------
       Adjusted EBITDA.............     $  (615)     $   (28)     $  (867)     $    44
                                        =======      =======      =======      =======

ABOUT ILINC COMMUNICATIONS, INC.
iLinc, a recognized leader in web conferencing, desktop video conferencing software and collaboration solutions, aims to revolutionize the way organizations meet and communicate. Through its software and services, iLinc liberates people by enabling them to get more done, travel less, achieve work-life balance while preserving the environment. iLinc offers the only enterprise-class web and video conferencing software that allows customers to choose between a software-as-a-service (SaaS) rental model or a traditional software purchase model, in combination with hosting by iLinc or on-premise installation. iLinc is headquartered in Phoenix, Arizona. For more visit www.ilinc.com/investors.

THIS PRESS RELEASE CONTAINS INFORMATION THAT CONSTITUTES FORWARD-LOOKING STATEMENTS MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ANY SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISK AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS DESCRIBED WITHIN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CONTRIBUTE TO SUCH DIFFERENCES ARE DISCLOSED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q, AND OTHER REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING INFORMATION PROVIDED HEREIN REPRESENTS THE COMPANY'S ESTIMATES AND EXPECTATIONS AS OF THE DATE OF THE PRESS RELEASE, AND SUBSEQUENT EVENTS AND DEVELOPMENTS MAY CAUSE THE COMPANY'S ESTIMATES AND EXPECTATIONS TO CHANGE. THE COMPANY SPECIFICALLY DISCLAIMS ANY OBLIGATION TO UPDATE THE FORWARD-LOOKING INFORMATION IN THE FUTURE. THEREFORE, THIS FORWARD-LOOKING INFORMATION SHOULD NOT BE RELIED UPON AS REPRESENTING THE COMPANY'S ESTIMATES AND EXPECTATIONS OF ITS FUTURE FINANCIAL PERFORMANCE AS OF ANY DATE SUBSEQUENT TO THE DATE OF THIS PRESS RELEASE.

iLinc, iLinc Communications, iLinc Suite, MeetingLinc, LearnLinc,
ConferenceLinc, SupportLinc, EventPlus, iReduce, iLinc Enterprise, iLinc Essentials and their respective logos are trademarks or registered trademarks of iLinc Communications, Inc.




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


                                  ILINC COMMUNICATIONS, INC. AND SUBSIDIARIES
                                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                  (UNAUDITED)
                                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              THREE MONTHS ENDED          SIX MONTHS ENDED
                                                                 SEPTEMBER 30,              SEPTEMBER 30,
                                                            ----------------------      ----------------------
                                                              2008          2007          2008          2007
                                                            --------      --------      --------      --------
Revenues
   Software licenses ..................................     $    335      $  1,218      $    920      $  2,370
   Subscription services ..............................          528           440           997           951
   Software maintenance, hosting and other services ...          716           931         1,582         1,786
                                                            --------      --------      --------      --------
       Total revenues .................................        1,579         2,589         3,499         5,107
                                                            --------      --------      --------      --------
Cost of revenues
   Software licenses ..................................           16          --              61            67
   Subscription services ..............................           74            78           140           181
   Software maintenance, hosting and other services ...           81           240           208           451
   Amortization of technology .........................           52            52           105            52
                                                            --------      --------      --------      --------
       Total cost of revenues .........................          223           370           514           751
                                                            --------      --------      --------      --------
Gross profit ..........................................        1,356         2,219         2,985         4,356
                                                            --------      --------      --------      --------
Operating expenses
   Research and development ...........................          558           547         1,089           909
   Sales and marketing ................................          941         1,279         1,841         2,451
   General and administrative .........................          647           579         1,260         1,242
                                                            --------      --------      --------      --------
       Total operating expenses .......................        2,146         2,405         4,190         4,602
                                                            --------      --------      --------      --------

Loss from operations ..................................         (790)         (186)       (1,205)         (246)

Interest expense ......................................         (259)         (263)         (517)         (519)
Amortization of beneficial debt conversion ............          (79)          (81)         (158)         (162)
                                                            --------      --------      --------      --------
       Total interest expense .........................         (338)         (344)         (675)         (681)
Interest income (charges) and other ...................           16             6            19          --
Warrant expense .......................................           (7)         --              (7)          (21)
                                                            --------      --------      --------      --------
Loss from continuing operations before income taxes ...       (1,119)         (524)       (1,868)         (948)
Income taxes ..........................................          (22)          (22)          (43)          (43)
                                                            --------      --------      --------      --------

Loss from continuing operations .......................       (1,141)         (546)       (1,911)         (991)
(Loss) income from discontinued operations ............         (182)          307         1,794           830
                                                            --------      --------      --------      --------
Net loss ..............................................       (1,323)         (239)         (117)         (161)
   Series A and B preferred stock dividends ...........          (26)          (34)          (55)          (69)
                                                            --------      --------      --------      --------
 Loss available to common shareholders ................     $ (1,349)     $   (273)     $   (172)     $   (230)
                                                            ========      ========      ========      ========
 Income (loss) per common share, basic and diluted
   From continuing operations .........................     $  (0.03)     $  (0.02)     $  (0.06)     $  (0.03)
   From discontinued operations .......................        (0.01)         0.01          0.05          0.02
                                                            --------      --------      --------      --------
        Net loss per common share .....................     $  (0.04)     $  (0.01)     $  (0.01)     $  (0.01)
                                                            ========      ========      ========      ========

Number of shares used in calculation of loss per share:
    Basic .............................................       34,647        33,724        34,452        33,655
                                                            ========      ========      ========      ========
    Diluted ...........................................       34,647        33,724        34,452        33,655
                                                            ========      ========      ========      ========

                                     ILINC COMMUNICATIONS, INC. AND SUBSIDIARIES
                                        CONDENSED CONSOLIDATED BALANCE SHEETS
                                                     (UNAUDITED)
                                          (IN THOUSANDS, EXCEPT SHARE DATA)
                                                                                           SEPTEMBER 30,   MARCH 31,
                                                                                               2008          2008
                                                                                             --------      --------
ASSETS
Current assets:
   Cash and cash equivalents ...........................................................     $    538      $    669
   Certificates of deposit .............................................................        2,778           373
   Accounts receivable, net of allowance for doubtful accounts of $25 and $30 at
   September 30 and March 31, 2008, respectively .......................................          818           627
   Other receivables ...................................................................          128            --
   Prepaid expenses and other current assets ...........................................          223           272
   Assets related to discontinued operations ...........................................           --         3,145
                                                                                             --------      --------
     Total current assets ..............................................................        4,485         5,086

Property and equipment, net ............................................................          499           566
Goodwill ...............................................................................        9,229         9,520
Intangible assets, net .................................................................          706           869
Other receivables ......................................................................          100            --
 Other assets ..........................................................................           14            14
                                                                                             --------      --------
     Total assets ......................................................................     $ 15,033      $ 16,055
                                                                                             ========      ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current portion of long term debt ...................................................     $     96      $     95
   Accounts payable trade ..............................................................          468           612
   Accrued liabilities .................................................................          849           751
   Current portion of capital lease liabilities ........................................          128           120
   Deferred revenue ....................................................................        1,294         1,507
   Liabilities related to discontinued operations ......................................           89           778
                                                                                             --------      --------
     Total current liabilities .........................................................        2,924         3,863

Long term debt, less current maturities, net of discount and beneficial conversion
    feature of $690 and $791, at September 30 and March 31, 2008, respectively .........        7,595         7,535
Capital lease liabilities, less current maturities .....................................          190           256
Deferred tax liability .................................................................          427           384
                                                                                             --------      --------
     Total liabilities .................................................................       11,136        12,038
                                                                                             --------      --------

SHAREHOLDERS' EQUITY:
 Preferred stock series A & B, 10,000,000 shares authorized:
 Series A preferred stock, $.001 par value, 75,000 and 105,000 shares issued and outstanding, liquidation preference of $750,000 and $1,050,000 at September 30 and
   March 31, 2008, respectively ........................................................           --            --
 Series B preferred stock, $.001 par value, 55,000 shares issued and outstanding,
   liquidation preference of $550,000 at September 30 and March 31, 2008, respectively..           --            --
 Common stock, $.001 par value 100,000,000 shares authorized, 34,840,777 and 35,456,228
   issued at September 30 and March 31, 2008, respectively .............................           34            35
   Additional paid-in capital ..........................................................       45,289        46,498
   Accumulated deficit .................................................................      (41,280)      (41,108)
   Less: 148,700 and 1,432,412 treasury shares at cost at September 30 and March 31,
     2008, respectively ................................................................         (146)       (1,408)
                                                                                             --------      --------
     Total shareholders' equity ........................................................        3,897         4,017
                                                                                             --------      --------
     Total liabilities and shareholders' equity ........................................     $ 15,033      $ 16,055
                                                                                             ========      ========



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